UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2007
Northwest Retirement Savings Plan
(Full Title of the Plan)
Northwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street
Warren, Pennsylvania (Address of principal executive office)	16365 (Zip code)
Registrant’s telephone number, including area code: (814) 726-2140
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 4.01 Changes in the Registrant’s Certifying Accountant
On March 7, 2007, the Audit Committee of the Board of Directors of Northwest Bancorp, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”), and selected Parente Randolph, LLC (“Parente Randolph”) as the independent registered public accounting firm to audit the Northwest Retirement Savings Plan (the “Plan”) for the year ended December 31, 2006. On March 8, 2007, Parente Randolph accepted the engagement to audit the Plan. KPMG continues as the independent registered public accounting firm for the audit of the Company’s financial statements.
During the Plan’s two most recent fiscal years and subsequent interim period prior to engaging Parente Randolph, Parente Randolph has not been consulted on behalf of the Plan regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Plan’s financial statements, or (iii) any matters or reportable events as set forth in Item 304 (a)(1)(iv) and (v) of Item 304 of Regulation S-K.
During the two fiscal years of the Plan ended December 31, 2005, and the subsequent interim period through March 7, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Plan for such years.
During the two fiscal years of the Plan ended December 31, 2005, and the subsequent interim period through March 7, 2007, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”).
The audit reports of KPMG on the financial statements and supplemental schedules of the Plan for each of the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.
A letter from KPMG addressed to the SEC stating whether or not KPMG agrees with the statements set forth above related to KPMG is filed as Exhibit 16.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
16.1	Letter from KPMG to the SEC dated March 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.
DATE: March 13, 2007	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer